7 Star Escrow, Inc.
"Big Enough To Serve You - Small Enough To Care"
927 North Maclay Ave. , San Fernando CA 91340 • Tel: (661) 349-8088 • Fax: (661) 349-8087

BUYER/BORROWER STATEMENT
Final

File No.: 2288-ES
Officer/Escrow Officer: Evelyn Silva

Printed Date/Time: 05/01/2018 - 6:14:12PM

Closing Date: 05/01/2018
Disbursement Date: 05/01/2018

Buyer/Borrower: Paragon Spaces, LLC

Seller: Equity Advantage
10220 SW Greenburg Road, Suite 111, Portland, OR 97223

Property: 1459 And 1463 Tamarind Avenue, Hollywood Area, Los Angeles, CA 90028

DESCRIPTION	DEBITS	CREDITS
TOTAL CONSIDERATION	3,750,000.00	
Earnest Money		50,000.00
Earnest Money		250,000.00
Additional Deposit		680,000.00
Additional Deposit		320,000.00
Initial Deposit		265,624.76
PRORATIONS/ADJUSTMENTS:		
Property Tax @ 5,291.23 per 6 month(s) 5/01/2018 to 6/30/2018	1,734.35	
Property Tax @ 4,202.80 per 6 month(s) 5/01/2018 to 6/30/2018	1,377.59	
TITLE CHARGES		
Lender/Mortgagee Premium for 2,450,000.00: Provident Title Company	1,702.00	
Endorsement: Provident Title Company	2,045.00	
Sub-Escrow Fee: Provident Title Company	62.50	
Wire/Express: Provident Title Company	15.00	
Messenger fee: Provident Title Company	55.44	
Deed Recording Fee: Provident Title Company	27.00	
Mortgage Recording Fee: Provident Title Company	166.00	
Recording Service Fee: Provident Title Company	19.00	
Notary Services: Evelyn Silva	100.00	
ESCROW CHARGES TO: 7 Star Escrow, Inc.		
Settlement Agent Fee	4,534.56	
LENDER CHARGES		
New Deed of Trust to Keystone Real Estate Lending Fund, L.P.and c/o Keystone National Group, LLC:		2,450,000.00
Prepaid Interest From 4/30/2018 To 5/01/2018, 1 Days, @ 536.3151/per day: Keystone Real Estate Lending Fund, L.P.and c/o Keystone National Group, LLC	536.32	
Mortgage Broker Payment: Kohen Financial Group	36,750.00	
Origination Fee: Keystone Real Estate Lending Fund, L.P.and c/o Keystone National Group, LLC	24,500.00	
Interest Reserve: Keystone Real Estate Lending Fund, L.P.and c/o Keystone National Group, LLC	138,000.00	
Professional Services Rendered: Raines Feldman	4,000.00	
ADDITIONAL DISBURSEMENTS:		
Prior Release of Funds: Paragon Coin, Inc.	50,000.00	
SUBTOTALS	4,015,624.76	4,015,624.76
TOTALS	4,015,624.76	4,015,624.76

Evelyn Silva, Escrow Officer

Certified to be a True and Exact Copy of the Original Hereof.
THIS IS A FINAL CLOSING STATEMENT
By: [signature]